UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2010

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8285 Tournament Drive, Suite 150
Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 753-3200

Registrant's Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 20, 2010 the Registrant issued a press release announcing earnings for the quarter ended June 26, 2010.  A copy of the press release announcing the second quarter 2010 earnings is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

    (d) Exhibits

10.1	Credit Agreement, dated as of December 1, 2006, among the Company (as borrower), Lasalle Bank Midwest National Association (as agent), and certain lenders named therein.

99.1	Press release, dated July 20, 2010 reporting second quarter 2010 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

	By:	/S/Kent A. McKee
	Name:	Kent A. McKee
	Title:	Executive Vice President and
Chief Financial Officer
Date: July 20, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of December 1, 2006, among the Company (as borrower), Lasalle Bank Midwest National Association (as agent), and certain lenders named therein.

99.1	Press release, dated July 20, 2010 reporting second quarter 2010 earnings.